                                                                     Exhibit 4.8


                          TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT, dated as of October 15, 2002 (this "TRADEMARK SECURITY AGREEMENT") by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. ("L.P."), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. ("USA"), Golfsmith NU, L.L.C. ("NU") and Golfsmith Licensing, L.L.C., (referred to herein individually as "GRANTOR" and collectively as "GRANTORS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent (in such capacity, "AGENT") for itself and Lenders from time to time party to the Credit Agreement defined below ("Lenders").

WHEREAS:

(A) WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. ("L.P."), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. ("USA"), Golfsmith NU, L.L.C. ("NU"), and Golfsmith Licensing, L.L.C., each as a Credit Party (with L.P., NU and USA as Borrowers), Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT") the Lenders have agreed to make available to Borrowers, upon terms and conditions thereof, the Revolving Loans and Letters of Credit provided for in the Credit Agreement;

(B) Borrowers wish to borrow certain Loans and cause certain Letters of Credit to be issued (as such terms are defined in the Credit Agreement);

(C) Agent and Lenders are willing to make the Loans to be made by Lenders as provided for in the Credit Agreement, but only upon the condition, among others, that each Grantor shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain Security Agreement dated as of the date hereof (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT") by and between Grantors and Agent; and

(D) pursuant to the Security Agreement, each Grantor is required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.    DEFINED TERMS

      All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement and Annex A thereto.

2.    GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL

      To secure the payment of the Obligations and all present and future obligations of each Grantor (all such Obligations and other secured obligations, the "SECURED OBLIGATIONS"), each Grantor hereby grants to Agent, on behalf of itself and Lenders, a continuing security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "TRADEMARK COLLATERAL"):

      (a) all of its Trademarks and Trademark Licenses to which any Grantor is a party including those referred to on Schedule I;

      (b)   all reissues, continuations or extensions of the foregoing;

      (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

      (d) all products and proceeds of the foregoing, including, without limitation, any claim by any Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

3.    SECURITY AGREEMENT

      The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.    TERMINATION OF THIS TRADEMARK SECURITY AGREEMENT

      This Trademark Security Agreement shall terminate upon the payment and performance in full of the Obligations (other than Unasserted Contingent Obligations), on the Termination Date, as defined in the Credit Agreement.

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                          GOLFSMITH INTERNATIONAL, L.P.
                          By Golfsmith GP, L.L.C., as General Partner
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH NU, L.L.C.
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH USA, L.L.C.
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH INTERNATIONAL, INC.


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH INTERNATIONAL HOLDINGS, INC.


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President


SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

                          GOLFSMITH GP HOLDINGS, INC.


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH HOLDINGS, L.P.
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/     NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH GP, L.L.C.
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH DELAWARE, L.L.C.
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH CANADA, L.L.C.
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President



SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

                          GOLFSMITH EUROPE, L.L.C.


                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President

                          GOLFSMITH LICENSING, L.L.C.
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner


                          By            /s/    NOEL E. WILENS
                             ---------------------------------------
                               Noel E. Wilens
                               Vice President


ACCEPTED AND ACKNOWLEDGED BY:
----------------------------

GENERAL ELECTRIC CAPITAL CORPORATION,

as Agent

By:      /s/    LAURENT PARIS
     -------------------------------------
         Name:   Laurent Paris
         Title:  Vice President and Duly Authorized Signatory


SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

                                             ACKNOWLEDGMENT OF GRANTOR



STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )

On this ___ day of __________, 2002 before me personally appeared ____________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

                                               .................................
                                               Notary Public

                            ACKNOWLEDGMENT OF GRANTOR



STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )

On this ___ day of __________, 2002 before me personally appeared ____________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

                                               .................................
                                               Notary Public

                            ACKNOWLEDGMENT OF GRANTOR



STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )

On this ___ day of __________, 2002 before me personally appeared ____________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

                                               .................................
                                               Notary Public

                                   SCHEDULE I
                          TRADEMARK SECURITY AGREEMENT
                             TRADEMARK REGISTRATIONS

                              FEDERAL REGISTRATIONS

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
         1                       GOLFSMITH                     1523640                  5/31/94                  Argentina
         2                       BLACKCAT                       651600                  9/25/95                  Australia
         3                      CRYSTAL CAT                     789998                  3/31/99                  Australia
         4           DESIGN/DEVICE/LOGO (CAT HEAD OLD           794118                  5/13/99                  Australia
                                  DESIGN)

         5                       GOLFSMITH                     A498532                 10/31/88                  Australia
         6                 KILLER BEE (& DESIGN)                717222                  9/11/96                  Australia
         7                         LYNX                         591604                  12/2/92                  Australia
         8                       PARALLAX                       792092                  4/22/99                  Australia
         9                       PREDATOR                       432300                  8/27/85                  Australia
        10                 SNAKE EYES (& DESIGN)                742649                  8/29/97                  Australia
        11                        TIGRESS                       792086                  4/22/99                  Australia
        12           DESIGN/DEVICE/LOGO (CAT HEAD OLD           156622                 11/17/94                Austria (CTM)
                                  DESIGN)

        13                       GOLFSMITH                      131757                  7/31/90                Austria (CTM)
        14                         LYNX                         156995                  3/2/95                 Austria (CTM)
        15            DESIGN/DEVICE/LOGO (SNAKE EYES)           669785                  8/27/99                Benelux (CTM)
        16           DESIGN/DEVICE/LOGO (CAT HEAD OLD           560449                 11/17/94                Benelux (CTM)
                                  DESIGN)

        17                       GOLFSMITH                      453336                 10/26/98                Benelux (CTM)
        18                         LYNX                         559478                 11/17/94                Benelux (CTM)
        19          LYNX & DESIGN (CAT HEAD OLD DESIGN)         544664                  1/27/94                Benelux (CTM)
        20                       PREDATOR                       411779                  8/26/95                Benelux (CTM)
        21                      SNAKE EYES                      669786                  8/27/99                Benelux (CTM)
        22                       BLACK CAT                    TMA 463563                9/20/96                   Canada
        23                      CRYSTAL CAT                   TMA 540834                2/6/01                    Canada
        24            DESIGN/DEVICE/LOGO (SNAKE EYES)           543000                  3/23/01                   Canada
        25           DESIGN/DEVICE/LOGO (CAT HEAD OLD         TMA 363650               11/17/89                   Canada
                                  DESIGN)

        26                       ELEGANCE                     TMA 242377                4/3/80                    Canada
        27                       GOLFSMITH                      350081                  1/20/89                   Canada
        28                      KILLER BEE                    TMA 504269               11/18/98                   Canada
        29                 KILLER BEE (& DESIGN)              TMA 504268               11/18/98                   Canada
        30                        LIBERTY                     TMA 337999                3/11/88                   Canada
        31                         LYNX                       TMA 388111                8/23/91                   Canada
        32                    LYNX (STYLIZED)                 TMA 455121                3/15/96                   Canada
        33                      LYNX MASTER                   TMA 242375                4/3/80                    Canada

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
        34                       PARALLAX                     TMA 326329                4/16/87                   Canada
        35                       PREDATOR                     TMA 231907                2/23/79                   Canada
        36                        PROWLER                     TMA 242374                4/30/80                   Canada
        37                        TIGRESS                     TMA 242376                4/3/80                    Canada
        38                      CRYSTAL CAT                    1428984                  8/7/00                  China (PRC)
        39            DESIGN/DEVICE/LOGO (SNAKE EYES)          1453154                  10/7/00                 China (PRC)
        40            DESIGN/DEVICE/LOGO (SNAKE EYES)          1444251                  9/14/00                 China (PRC)
        41           DESIGN/DEVICE/LOGO (CAT HEAD OLD          1428987                  8/7/00                  China (PRC)
                                  DESIGN)
        42                       GOLFSMITH                     1422921                  7/21/00                 China (PRC)
        43                 KILLER BEE (& DESIGN)               1473130                 11/14/00                 China (PRC)
        44                         LYNX                        1573138                  5/21/01                 China (PRC)
        45                        PROWLER                      1509058                  1/21/01                 China (PRC)
        46                      SNAKE EYES                     1453221                  10/7/00                 China (PRC)
        47                      SNAKE EYES                     1453148                  10/7/00                 China (PRC)
        48                 SNAKE EYES (& DESIGN)               1457186                 10/14/00                 China (PRC)
        49                 SNAKE EYES (& DESIGN)               1461381                 10/21/00                 China (PRC)
        50                       GOLFSMITH                      126691                  3/1/91                    Denmark
        51                       PREDATOR                   VR 05045 1990               7/27/90                   Denmark
        52                       BLACK CAT                      230433                 11/27/98             European Community
                                                                                                                   (CTM)
        53            DESIGN/DEVICE/LOGO (SNAKE EYES)          1220318                  8/16/00             European Community
                                                                                                                   (CTM)
        54           DESIGN/DEVICE/LOGO (CAT HEAD OLD           242131                  4/21/99             European Community
                                  DESIGN)                                                                          (CTM)
        55                       GOLFSMITH                     1118579                  7/23/01             European Community
                                                                                                                   (CTM)
        56                         LYNX                         230391                  5/17/99             European Community
                                                                                                                   (CTM)
        57                    LYNX (STYLIZED)                   807156                  8/17/00             European Community
                                                                                                                   (CTM)
        58                      LYNXMASTER                      230300                  3/10/99             European Community
                                                                                                                   (CTM)
        59                       PARALLAX                       230284                 11/27/98             European Community
                                                                                                                   (CTM)
        60                       PREDATOR                       230276                 11/27/98             European Community
                                                                                                                   (CTM)
        61                        PROWLER                       230268                 11/27/98             European Community
                                                                                                                   (CTM)
        62                      SILVER CAT                      637975                  6/1/99              European Community
                                                                                                                   (CTM)
        63                      SNAKE EYES                     1219914                  8/16/00             European Community
                                                                                                                   (CTM)
        64                 SNAKE EYES (& DESIGN)               1220136                  8/16/00             European Community
                                                                                                                   (CTM)
        65                        STINGER                      1553411                  7/23/01                  European

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
                                                                                                              Community (CTM)
        66                       GOLFSMITH                      114100                  9/20/91                   Finland
        67               DESIGN/DEVICE/LOGO (LYNX)            94 544989                11/17/94                France (CTM)
        68                         LYNX                       95 552144                 1/4/95                 France (CTM)
        69                       GOLFSMITH                     1496561                  11/2/88                France (CTM)
        70                       PREDATOR                      1321090                  8/26/85                France (CTM)
        71                       BLACK CAT                     39508343                 3/4/96                 Germany (CTM)
        72               DESIGN/DEVICE/LOGO (LYNX)             39402823                 5/8/95                Germany (CTM)
        73                       GOLFSMITH                     1167989                 11/15/90               Germany (CTM)
        74                       PREDATOR                      1089377                  3/20/86               Germany (CTM)
        75                       BLACK CAT                    7895/1996                 9/26/94                 Hong Kong
        76            DESIGN/DEVICE/LOGO (SNAKE EYES)         11647/2000                2/18/00                 Hong Kong
        77            DESIGN/DEVICE/LOGO (SNAKE EYES)         7433/2000                 5/24/00                 Hong Kong
        78           DESIGN/DEVICE/LOGO (CAT HEAD OLD         12785/2000                3/2/00                  Hong Kong
                                  DESIGN)
        79                       GOLFSMITH                   B06793/1996               10/26/93                 Hong Kong
        80                 KILLER BEE (& DESIGN)              03800/1998                9/10/96                 Hong Kong
        81                         LYNX                       7204/2000                 3/20/00                 Hong Kong
        82                         LYNX                       1279/1984                 1/20/83                 Hong Kong
        83                    LYNX (STYLIZED)                 1117/1982                 1/3/81                  Hong Kong
        84                      SNAKE EYES                    9472/2000                10/11/99                 Hong Kong
        85                      SNAKE EYES                    9471/2000                10/11/99                 Hong Kong
        86             DESIGN/DEVICE/LOGO (CAT HEAD)            470300                  3/17/01                 Indonesia
        87            DESIGN/DEVICE/LOGO (CAT HEAD)             470629                  3/28/01                 Indonesia
        88                       GOLFSMITH                      330747                  4/4/95                  Indonesia
        89                 KILLER BEE (& DESIGN)                399550                 10/15/97                 Indonesia
        90               DESIGN/DEVICE/LOGO (LYNX)              166007                 11/14/94                  Ireland
        91                         LYNX                         128922                  9/23/88                  Ireland
        92                       PARALLAX                       128924                  9/23/88                  Ireland
        93                       PREDATOR                       128923                  9/23/88                  Ireland
        94          DESIGN/DEVICE/LOGO (CAT HEAD LOGO)          691055                 10/21/96                Italy (CTM)
        95                       GOLFSMITH                      551091                 10/15/91                Italy (CTM)
        96                         LYNX                         691056                 12/21/96                Italy (CTM)
        97                       BOOM BOOM                     2649495                  4/28/94                   Japan
        98            DESIGN/DEVICE/LOGO (SNAKE EYES)          3351681                 10/17/97                   Japan
        99            DESIGN/DEVICE/LOGO (SNAKE EYES)          4516751                  4/19/02                   Japan
        100                      GOLFSMITH                     2173071                  9/29/89                   Japan
        101                      GOLFSMITH                     4335252                 11/12/99                   Japan
        102          DESIGN/DEVICE/LOGO (CAT HEAD OLD           475359                  8/18/00                South Korea
                                  DESIGN)

        103                      GOLFSMITH                      189342                  3/9/90                 South Korea

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
        104                 KILLER BEE & DESIGN                 394831                  2/9/98                 South Korea
        105                        LYNX                         298229                  9/18/94                South Korea
        106                        LYNX                         300891                 10/27/94                South Korea
        107                        LYNX                         314142                  5/25/95                South Korea
        108                        LYNX                         345230                  8/9/96                 South Korea
        109             LYNX (& DESIGN) (CAT HEAD)              71888                   9/18/00                South Korea
        110                SNAKE EYES (& DESIGN)                481416                 11/16/00                South Korea
        111                        LYNX                        85 05378                 7/20/93                  Malaysia
        112                      GOLFSMITH                     4522750                  2/21/94                   Mexico
        113                 KILLER BEE & DESIGN                 537660                    N/A                     Mexico
        114                        LYNX                         103429                  3/5/01                 New Zealand
        115                SNAKE EYES (& DESIGN)                317071                  9/28/99                New Zealand
        116                SNAKE EYES (& DESIGN)                311863                  6/28/99                New Zealand
        117                      GOLFSMITH                      188587                  11/2/88                New Zealand
        118            DESIGN/DEVICE/LOGO (CAT HEAD)            141621                  6/7/90                    Norway
        119                      GOLFSMITH                      146182                  7/25/91                   Norway
        120                      PREDATOR                       141622                  6/7/00                    Norway
        121                   LYNX (STYLIZED)                   158537                  9/19/93                  Norway
        122                      GOLFSMITH                      62540                   2/5/96                 Philippines
        123                      GOLFSMITH                      259976                  9/10/93              Portugal (CTM)
        124                        LYNX                         305584                 10/10/95              Portugal (CTM)
        125            DESIGN/DEVICE/LOGO (CAT HEAD)          T99/11246C                7/10/99                 Singapore
        126          DESIGN/DEVICE/LOGO (CAT HEAD OLD         T95/03868D                  N/A                   Singapore
                                  DESIGN)
        127            DESIGN/DEVICE/LOGO (CAT HEAD)          T99/11247A                10/7/99                 Singapore
        128                      GOLFSMITH                      17193                  11/11/93                 Singapore
        129                KILLER BEE (& DESIGN)               9356 96                  9/2/96                  Singapore
        130                        LYNX                       T8300911J                 2/21/94                 Singapore
        131                        LYNX                       T7461822C                 8/29/95                 Singapore
        132                SNAKE EYES (& DESIGN)             T99/08501 F                10/8/99                 Singapore
        133                      GOLFSMITH                     92 6769                  8/12/92              South Africa
        134                KILLER BEE (& DESIGN)               96 13143                 9/17/96              South Africa
        135          DESIGN/DEVICE/LOGO (CAT HEAD OLD          1931294                  6/5/95                   Spain
                                  DESIGN)
        136                      GOLFSMITH                     1282341                  3/20/91                  Spain
        137                      GOLFSMITH                      219470                 11/23/90              Sweden (CTM)
        138                      PREDATOR                       201125                  5/7/86               Sweden (CTM)
        139              DESIGN/DEVICE/LOGO (LYNX)              426459                  11/1/94               Switzerland
        140                      GOLFSMITH                      219470                 11/23/90               Switzerland
        141                KILLER BEE (& DESIGN)                440053                  8/6/96                Switzerland
        142                        LYNX                         427932                 11/29/94               Switzerland
        143                      BLACK CAT                      695184                  11/1/95              Taiwan (ROC)
        144                     CRYSTAL CAT                     886742                  3/16/00              Taiwan (ROC)
        145           DESIGN/DEVICE/LOGO (SNAKE                 914749                 11/16/00              Taiwan (ROC)

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
                                    EYES)
        146           DESIGN/DEVICE/LOGO (SNAKE EYES)           917686                  12/1/00              Taiwan (ROC)
        147          DESIGN/DEVICE/LOGO (CAT HEAD OLD           427703                  1/16/89              Taiwan (ROC)
                                  DESIGN)
        148          DESIGN/DEVICE/LOGO (CAT HEAD OLD           468188                  12/1/89              Taiwan (ROC)
                                  DESIGN)
        149          DESIGN/DEVICE/LOGO (CAT HEAD OLD           471252                  1/1/90               Taiwan (ROC)
                                  DESIGN)
        150          DESIGN/DEVICE/LOGO (CAT HEAD OLD           477066                  3/1/90               Taiwan (ROC)
                                  DESIGN)
        151          DESIGN/DEVICE/LOGO (CAT HEAD OLD           474125                  2/1/90               Taiwan (ROC)
                                  DESIGN)
        152          DESIGN/DEVICE/LOGO (CAT HEAD OLD           493117                  8/1/90               Taiwan (ROC)
                                  DESIGN)
        153                      GOLFSMITH                      476096                  2/16/90              Taiwan (ROC)
        154                      GOLFSMITH                      947060                  6/16/01              Taiwan (ROC)
        155                     KILLER BEE                      886741                  3/16/00              Taiwan (ROC)
        156                       LIBERTY                       334375                  7/31/96              Taiwan (ROC)
        157                        LYNX                         377128                  9/16/87              Taiwan (ROC)
        158                        LYNX                         955979                  8/16/01              Taiwan (ROC)
        159                   LYNX (STYLIZED)                   350551                 12/16/87              Taiwan (ROC)
        160                   LYNX (STYLIZED)                   348027                  12/1/86              Taiwan (ROC)
        161                   LYNX (STYLIZED)                   468187                  12/1/89              Taiwan (ROC)
        162                   LYNX (STYLIZED)                   475705                  2/16/90              Taiwan (ROC)
        163                   LYNX (STYLIZED)                   442679                  5/16/89              Taiwan (ROC)
        164                   LYNX (STYLIZED)                   474124                  2/1/90               Taiwan (ROC)
        165                   LYNX (STYLIZED)                   500379                  10/1/90              Taiwan (ROC)
        166         LYNX (STYLIZED) & DESIGN (CAT HEAD          82307                   6/1/76               Taiwan (ROC)
                                 DETAILED)
        167                      PARALLAX                       324686                  5/1/86               Taiwan (ROC)
        168                      PREDATOR                       331137                  6/29/96              Taiwan (ROC)
        169                       PROWLER                       910372                 10/16/00              Taiwan (ROC)
        170                     SNAKE EYES                      917687                  12/1/00              Taiwan (ROC)
        171                     SNAKE EYES                      774546                  8/30/97              Taiwan (ROC)
        172                     TEXAS WEDGE                     476097                  2/16/90              Taiwan (ROC)
        173                       TIGRESS                       889987                  4/16/00              Taiwan (ROC)
        174            DESIGN/DEVICE/LOGO (CAT HEAD)           TM124296                11/24/00                Thailand
        175          DESIGN/DEVICE/LOGO (CAT HEAD OLD         TM 102725                11/30/99                Thailand
                                  DESIGN)                    131656 (old)
        176            DESIGN/DEVICE/LOGO (CAT HEAD           TM 125404                 1/3/01                 Thailand
                                  DESIGN)
        177                      GOLFSMITH                   132815 (old)               3/15/89                Thailand
        178                KILLER BEE (& DESIGN)               TM 69585                 7/12/00                Thailand
        179                        LYNX                         78858                   10/1/98                Thailand
        180                        LYNX                         74487                   8/7/91                 Thailand
        181                        LYNX                        TM 18364                 9/25/94                Thailand

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
        182                   LYNX (STYLIZED)                 TM 103335                 5/12/89                Thailand
                                                             138891 (old)
        183                      PREDATOR                     TM 103337                 5/8/89                 Thailand
                                                             133210 (old)
        184                      BLACK CAT                     2008686                  8/30/96             United Kingdom
                                                                                                                 (CTM)
        185            DESIGN/DEVICE/LOGO (CAT HEAD)           1536846                  6/10/94             United Kingdom
                                                                                                                 (CTM)
        186                      GOLFSMITH                     B1361988                10/27/88             United Kingdom
                                                                                                                 (CTM)
        187                       LIBERTY                      1255176                 11/26/85             United Kingdom
                                                                                                                 (CTM)
        188                        LYNX                        1211627                  1/27/84             United Kingdom
                                                                                                                 (CTM)
        189                        LYNX                        1211626                  1/27/84             United Kingdom
                                                                                                                 (CTM)
        190                      PARALLAX                      1255177                 11/26/85             United Kingdom
                                                                                                                 (CTM)
        191                      PREDATOR                      1092683                  3/16/99             United Kingdom
                                                                                                                 (CTM)
        192                     SNAKE EYES                     2040290                  7/26/96             United Kingdom
                                                                                                                 (CTM)
        193                      ACCUCORE                     2,125,496                12/30/97              United States
        194                      BACKFLOW                     2,121,599                12/16/97              United States
        195         BECAUSE IT'S MORE THAN JUST A GAME        1,903,655                 7/4/95               United States
        196                     BIMETALLIC                    2,125,480                12/30/97              United States
        197                      BLACK CAT                    1,983,048                 6/25/96              United States
        198                     BLACK HAWK                    2,152,015                 4/21/98              United States
        199                     BLACKSMITH                    2,125,856                12/30/97              United States
        200                       BOBTAIL                     1,126,412                10/30/79              United States
        201                    BRASS MASTER                   2,248,524                 6/1/99               United States
        202             BULL WHIP SHAFT (& DESIGN)            2,140,571                 3/3/98               United States
        203                    CARBON STICK                   2,190,347                 9/22/98              United States
        204                     CARBON TOUR                   2,253,665                 6/15/99              United States
        205                       COMFORT                     2,389,096                 9/28/00              United States
        206                   COPPER CLASSIC                  2,204,865                11/24/98              United States
        207                     CRYSTAL CAT                   2,453,296                 5/22/01              United States
        208              CUSTOM MADE WEDGE SYSTEM             2,238,074                 4/13/99              United States
        209                      DEAD STOP                    2,139,044                 2/24/98              United States
        210         DESIGN/DEVICE/LOGO (BLACK CAT HEAD)       2,065,242                 5/27/97              United States
        211          DESIGN/DEVICE/LOGO (CAT HEAD OLD         1,518,085                12/27/88              United States
                                  DESIGN)
        212          DESIGN/DEVICE/LOGO (CAT HEAD OLD         1,518,125                12/27/88              United States
                                  DESIGN)

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
        213                  DESIGNATED DRIVER                2,121,890                12/16/97              United States
        214                       EASY ON                     1,434,797                 3/31/87              United States
        215                     FIBER STAR                    2,193,255                 10/6/98              United States
        216                      FIRE STAR                    2,130,690                 1/20/98              United States
        217                      GOLFSMITH                    1,447,761                 7/14/87              United States
        218                   GRAND TITANIUM                  2,266,938                 8/3/99               United States
        219                      GREY HAWK                    2,125,678                12/30/97              United States
        220                      INTERFACE                    2,129,126                 1/13/98              United States
        221                      JETSTREAM                    2,124,015                12/23/97              United States
        222                     KILLER BEE                    1,966,455                 4/9/96               United States
        223                KILLER BEE (& DESIGN)              1,997,989                 9/3/96               United States
        224                      LADY HAWK                    2,144,570                 3/17/98              United States
        225                    LADY STERLING                  2,144,569                 3/17/98              United States
        226                       LIBERTY                     1,416,763                11/11/86              United States
        227                      LONG JON                     2,325,087                 3/7/00               United States
        228                        LYNX                       1,446,493                 7/7/87               United States
        229                        LYNX                        943,571                  9/26/72              United States
        230                        LYNX                         53115                     N/A                United States
                                                                                                              California
        231                        LYNX                         53116                     N/A                United States
                                                                                                              California
        232                     NIGHT HAWK                    2,124,013                12/23/97              United States
        233                     O/S PROJECT                   2,140,897                 3/31/98              United States
        234                      PARALLAX                     1,399,697                 7/1/86               United States
        235                      PATHMARK                     2,132,755                 1/27/98              United States
        236                       PATRIOT                     1,399,698                 7/1/86               United States
        237                         PAW                       2,013,921                 11/5/96              United States
        238                     POINT BLANK                   2,124,012                12/23/97              United States
        239                      POSITRAC                     2,125,832                12/30/97              United States
        240                     POWER TAPER                   1,984,104                 7/2/96               United States
        241                      PREDATOR                     1,351,870                 7/30/95              United States
        242                    PURE BALANCE                   2,140,899                 3/3/98               United States
        243                     ROUGH RIDER                   2,258,083                 6/29/99              United States
        244                   SEASONED PLAYER                 2,129,129                 1/13/98              United States
        245                  SHORT GAME SYSTEM                2,392,567                10/20/00              United States
        246                     SIGHT LINE                    2,129,130                 1/13/98              United States
        247                     SILVERSMITH                   2,121,889                12/16/97              United States
        248                    SINGLE STROKE                  2,193,256                 10/6/98              United States
        249                SNAKE EYES (& DESIGN)              1,889,946                 4/18/95              United States
        250                     SOFT STROKE                   2,129,128                 1/13/98              United States
        251                     SONIC BOOM                    2,156,583                 5/12/98              United States
        252                       SONORA                      2,301,230                12/21/99              United States
        253                   SONORA GOLF CO.                 1,987,306                 7/16/96              United States
        254                    SPECIAL FORCE                  2,129,132                 1/13/98              United States
        255                     SPEED BUMPS                   2,124,011                12/23/97              United States
        256                      STERLING                     2,129,131                 1/13/98              United States
        257                       STINGER                     2,374,557                 8/8/00               United States
        258                     STOP ACTION                   2,129,133                 1/13/98              United States

        TAB                      TRADEMARK                      NUMBER             REGISTRATION DATE              COUNTRY
        ---                      ---------                      ------             -----------------              -------
        259                      SUNDANCE                     2,129,127                 1/13/98              United States
        260                     SUPER TRACK                   2,249,691                 6/1/99               United States
        261                    TEXAS CLASSIC                  2,190,501                 9/22/98              United States
        262                     TEXAS WEDGE                   2,047,644                 3/25/97              United States
        263                       TIGRESS                     1,356,970                 8/27/85              United States
        264                     TOUR CAVITY                   2,255,633                 6/22/99              United States
        265                      TOUR TECH                    2,140,901                 3/3/98               United States
        266                     TRANSMITTER                   1,500,655                                      United States
        267                      TRI-RAIL                     2,129,134                 1/13/98              United States
        268                     WEED CUTTER                   2,124,014                12/23/97              United States
        269                         XPC                       1,274,437                 4/17/84              United States

                             TRADEMARK APPLICATIONS

     TAB                     TRADEMARK               APPLICATION NUMBER      DATE OF APPLICATION              COUNTRY
     ---                     ---------               ------------------      -------------------              -------
      1                        LYNX                        879682                  6/19/01                   Australia
      2                     SNAKE EYES                     1020587                 6/28/99                    Canada
      3                SNAKE EYES (& DESIGN)               1020586                 6/28/99                    Canada
      4            DESIGN/DEVICE/LOGO (CAT HEAD)          200190356                12/6/00                     China
      5                      GOLFSMITH                   9900032476                4/2/99                      China
      6                        LYNX                      9900098601                8/25/99                     China
      7                        LYNX                      9900053811                5/17/99                     China
      8                     CRYSTAL CAT                    806877                  4/17/98                     European
                                                                                                            Community (CTM)
      9                      GOLFSMITH                     610484                 10/27/93                     India
      10                    SNAKE EYES                   88204/1999                10/4/99                     Japan
      11                       LYNX                       93 08614                10/28/93                   Malaysia
      12               SNAKE EYES (& DESIGN)              99 10290                10/15/99                   Malaysia
      13                    KILLER BEE                     116020                  12/3/96                  Philippines
      14                       LYNX                     4 1999 07528               10/1/99                  Philippines
      15               SNAKE EYES (& DESIGN)            4 1999 06367               8/26/99                  Philippines
      16                     BLACK CAT                    95 00630                 1/20/95                 South Africa
      17           DESIGN/DEVICE/LOGO (CAT HEAD)          99/19087                10/15/90                 South Africa
      18                       LYNX                       99/19085                10/15/99                 South Africa
      19               SNAKE EYES (& DESIGN)              99/19086                10/15/99                 South Africa
      20                      TIGRESS                     91/19086                 4/23/91                 South Africa
      21               SNAKE EYES (& DESIGN)              90041243                 10/5/01                 Taiwan (ROC)
      22                BLACK ROCK & DESIGN              75/233,850                1/30/97                 United States
      23                    FIRE FORGED                  76/181,735               12/12/00                 United States
      24                   QUICK STRIKE                  76/105,038                8/8/00                  United States
      25                    TOUR STEEL                   76/181,734               12/12/00                 United States

Item B. Trademark Licenses



                               TRADEMARK LICENSES

  TAB              LICENSOR                      LICENSEE                     TRADEMARK                 DATE
  ---              --------                      --------                     ---------                 ----
   1         Golfsmith Int'l, L.P.         Bali Leathers, Inc.         LYNX, Cat Head Design,          9/1/01
                                                                       SNAKE EYES, Snake Eyes
                                                                        Design, SNAKE EYES &
                                                                       Design, & KILLER BEE &
                                                                               Design,
   2         Golfsmith Int'l, L.P.       Golf Gear Australia Pty.     SNAKE EYES, SNAKE EYES &         5/1/01
                                                   Ltd.              DESIGN & Snake Eyes Design
   3         Golfsmith Int'l, L.P.       Golf Gear Australia Pty.      Cat Head Design & LYNX          5/1/01
                                                   Ltd.                      trademarks
   4         Golfsmith Int'l, L.P.           Hwa Kyung, Inc.            Cathead Design & LYNX          1/1/01
                                                                             trademarks
   5         Golfsmith Int'l, L.P.       Mascot Leisure Business       Design/Device/Logo (Cat         9/1/00
                                                  Corp.                   Head), LYNX, LYNX
                                                                      (Stylized), & LYNX, LYNX
                                                                      (Stylized) & Design (Cat
                                                                           Head Detailed)
   6         Golfsmith Int'l, L.P.          Korea Golf Academy                GOLFSMITH                1/1/02
   7         Golfsmith Int'l, L.P.         Sumikin Bussan Corp.        Design/Device/Logo (Cat         3/1/00
                                                                      Eye), Design/Device/Logo
                                                                        (Cat Head), LYNX (New
                                                                       Font), LYNX (Stylized),
                                                                         LYNX (with Japanese
                                                                     Characters), LYNX & Design
                                                                      (Cat Eye), & LYNX Golf &
                                                                          Design (Cat Eye)
   8         Golfsmith Int'l, L.P.           Earl Weiss d/b/a                  STINGER                 6/1/00
                                          Performance Golf, Inc.

   9         Golfsmith Int'l, L.P.           Pro Select, Inc.                  TI CAT                  7/9/02
   10        Golfsmith Int'l, L.P            Cobra Golf, Inc.                BIMETALLIC                1/1/99
   11        Golfsmith Int'l, L.P                TTHGOLF                  "Marks & Images"            2/22/02
   12     Spalding Sports Worldwide,     Golfsmith Int'l, L.P.        SPALDING & Star, ASCENT,         3/1/02
                     Inc.                                              BIRDIE, BIRD ON BALL &
                                                                       Design, CASH-IN, EPIC,
                                                                         LEGACY, PRO IMPACT,
                                                                       PULSAR, TEE-FLITE, TOUR
                                                                         1000, TOUR IMPACT &
                                                                             SYCHRODYNE

  TAB              LICENSOR                      LICENSEE                     TRADEMARK                 DATE
  ---              --------                      --------                     ---------                 ----
   13     Spalding Sports Worldwide,      Golfsmith Int'l, L.P.       SPALDING & Star, ASCENT,         3/1/02
                     Inc.                                              BIRDIE, BIRD ON BALL &
                                                                       Design, CASH-IN, EPIC,
                                                                     LEGACY, PRO IMPACT, PUSAR,
                                                                     TEE-FLITE, TOUR 1000, TOUR
                                                                         IMPACT & SYCHRODYNE
   14

   15         The Boeing Company          Golfsmith Int'l, L.P.                  747                   7/1/92
   16          T.H. Penick, Inc.          Golfsmith Int'l, L.P.             HARVEY PENICK              7/1/95
   17          T.H. Penick, Inc.          Golfsmith Int'l, L.P.             HARVEY PENICK              1/1/00
   18          T.H. Penick, Inc.          Golfsmith Int'l, L.P.             HARVEY PENICK              1/1/00
   19     Dunlop Slazenger Int'l Ltd.     Golfsmith Int'l, L.P.               JETSTREAM               11/25/96
   20         Ski Dynastar, Inc.          Golfsmith Int'l, L.P.               ELASTEEL                6/10/99
   21             Winn, Inc.              Golfsmith Int'l, L.P.                CONTOUR                 1/1/00

                                  DOMAIN NAMES

     TAB                DOMAIN NAME                          OWNER                    REG. DATE         EXP. DATE
     ---                -----------                          -----                    ---------         ---------
      1                golfsmith.biz             Golfsmith International, Inc.         12/14/01          12/14/03
      2                golfsmith.com             Golfsmith International, Inc.         4/26/95           4/27/03
      3               golfsmith.info             Golfsmith International, Inc.         10/31/01          10/31/03
      4                golfsmith.us              Golfsmith International, Inc.          5/3/02           5/24/04
      5              harveypenick.com            Golfsmith International, Inc.          2/8/99            2/8/03
      6                lynxgolf.com                     Golfsmith, Inc.                10/22/99          10/22/10

      By letter dated August 8, 2002, the Company notified Bruce D. Burrows, applicant for the US trademark STINGER in International Class 28 (Serial No. 78/114688, filed March 13, 2002), that it considers his use of the mark to be infringing on the Company's previously registered STINGER mark (Reg. No. 2,374,557).

      The Company is aware that a distributor with whom it has a prior business relationship, Elmer Craft, is operating a website at http://killerbeegolf.com. The Company is investigating the matter.

      The Company is pursuing a trademark cancellation action in Korea against two SNAKE EYES & Design marks (Registration Nos. 398601 and 365785).